UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 20, 2026

NIGHTFOOD HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55406	46-3885019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13501 South Main Street

Los Angeles, CA 90016

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 291-7778

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Item 8.01 Other Events.

On October 20, 2026 (the “Effective Date”), Nightfood Holdings, Inc., a Nevada corporation (the “Company”), entered into a Global Lockup Agreement (the “Lockup Agreement”) with Mast Hill Fund, L.P. (the “Mast Hill”) and, Pacific Pier Capital, LLC (“Pacific Pier”, collectively, Mast Hill, and Pacific Pier the “Note Holders”), each a holder of convertible promissory notes previously issued by the Company (the “Notes”). The Lockup covers the Notes, and all common stock purchase warrants the Company issued to the Note Holders in connection with the Notes (the “Warrants”).

Under the Lockup Agreements, and notwithstanding anything to the contrary in the Notes and Warrants, the Note Holders agreed not to convert any of the Notes or exercise any of the Warrants from October 20, 2026, through January 17, 2027 (the “Lock-Up Period”). During the Lock-Up Period, the Company may, at its sole discretion and at any time, give the Note Holders irrevocable written notice permitting the Note Holder to voluntarily convert the Notes or exercise the Warrants. The Note Holder is not required to make any such conversion or exercise.

The foregoing description of the Lock-Up Agreement is a summary only and is qualified in its entirety by reference to the full text of the Lockup Agreements copies of which are filed as Exhibit 10.1, and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No	Description
10.1	Lock-Up and Standstill Agreement between the Company and Mast Hill Fund, L.P. dated October 20, 2026
10.2	Lock-Up and Standstill Agreement between the Company and Pacific Pier Capital, LLC dated October 20, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2026

NIGHTFOOD HOLDINGS, INC.

By:	/s/ JIMMY CHAN
Name:	Jimmy Chan
Title:	Chief Executive Officer